Sub-Item 77Q3.

i) & ii)	i) & ii)	Stephen D. Foy, as Vice President,
Controller and principal financial officer and Gifford
R. Zimmerman, Chief Administrative Officer and principal executive officer of the Nuveen Funds, hereby reports, with respect to this Form N-SAR report, that Fund management has evaluated the effectiveness of the Fund's disclosure controls and procedures as of October 24, 2002(the "Evaluation
Date"), which is within 90 days prior to the filing date of the report, and concluded that those disclosure controls and procedures were adequate and effective as of the Evaluation Date; and that Fund management has concluded that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.














































iii) CERTIFICATIONS

I, Stephen D. Foy, certify that:

1. I have reviewed this report on Form N-SAR of
2. Nuveen Municipal Money Market Fund

3. Based on my knowledge, this report does not
4. contain any untrue statement of a material fact or
5. omit to state a material fact necessary to make
6. the statements made, in light of the
7. circumstances under which such statements were
8. made, not misleading with respect to the period
9. covered by this report;


10. Based on my knowledge, the financial
11. information included in this report, and the
12. financial statements on which the financial
13. information is based, fairly present in all material
14. respects the financial condition, results of
15. operations, changes in net assets, and cash flows
16. (if the financial statements are required to 17. =include a statement of cash flows) of the
18. registrant as of, and for, the periods presented in
19. this report;

4. The registrant's other certifying officers and I
5. are responsible for establishing and maintaining
6. disclosure controls and procedures (as defined in 7. rule 30a-2(c) under the Investment Company
8. Act) for the registrant and have:
a) designed such disclosure controls and procedures
b) to ensure that material information relating to the
c) registrant, including its consolidated subsidiaries,
d) is made known to us by others within those
e) entities, particularly during the period in which
f) this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I
6. have disclosed, based on our most recent
7. evaluation, to the registrant's auditors and the
8. audit committee of the registrant's board of
9. directors (or persons performing the equivalent
10. functions):
a) all significant deficiencies in the design or
b) operation of internal controls which could
c) adversely affect the registrant's ability to record,
d) process, summarize, and report financial data
e) and have identified for the registrant's auditors
f) any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;
and

6. The registrant's other certifying officers and I
7. have indicated in this report whether or not there
8. were significant changes in internal controls or
9. in other factors that could significantly affect
10. internal controls subsequent to the date of our
11. most recent evaluation, including any corrective
12. actions with regard to significant deficiencies
13. and material weaknesses.


Date: 10/30/2002










/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller


I, Gifford R. Zimmerman, certify that:

1. I have reviewed this report on Form N-SAR of
2. Nuveen Municipal Money Market Fund

3. Based on my knowledge, this report does not

4. contain any untrue statement of a material fact or

5. omit to state a material fact necessary to make

6. the statements made, in light of the

7. circumstances under which such statements were

8. made, not misleading with respect to the period

9. covered by this report;


10. Based on my knowledge, the financial
11. information included in this report, and the
12. financial statements on which the financial
13. information is based, fairly present in all material
14. respects the financial condition, results of
15. operations, changes in net assets, and cash flows
16. (if the financial statements are required to 17. include a statement of cash flows) of the
18. registrant as of, and for, the periods presented in
19. this report;
20.

4. The registrant's other certifying officers and I
5. are responsible for establishing and maintaining
6. disclosure controls and procedures (as defined in 7. rule 30a-2(c) under the Investment Company
8. Act) for the registrant and have:

a) designed such disclosure controls and procedures
b) to ensure that material information relating to the
c) registrant, including its consolidated subsidiaries,
d) is made known to us by others within those
e) entities, particularly during the period in which
f) this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I
6. have disclosed, based on our most recent
7. evaluation, to the registrant's auditors and the
8. audit committee of the registrant's board of
9. directors (or persons performing the equivalent
10. functions):
a) all significant deficiencies in the design or
b) operation of internal controls which could
c) adversely affect the registrant's ability to record,
d) process, summarize, and report financial data
e) and have identified for the registrant's auditors
f) any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;
and

6. The registrant's other certifying officers and I
7. have indicated in this report whether or not there
8. were significant changes in internal controls or in
9. other factors that could significantly affect
10. internal controls subsequent to the date of our
11. most recent evaluation, including any corrective
12. actions with regard to significant deficiencies
13. and material weaknesses.


Date: 10/30/2002










/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer